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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 15, 2005

                          AMCO Transport Holdings, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                      000-32433                      84-1300072
 (State or other               (Commission File                 (IRS Employer
   jurisdiction                     Number)                  Identification No.)
of incorporation)

                          201 S. Lake Avenue, Suite 302
                               Pasadena, CA 91101
          (Address of principal executive offices, including zip code)

                                 (626) 486-0806

              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      On March 15, 2005, Livingston, Wachtell & CO., LLP ("LW&CO") resigned as the independent auditors of AMCO Transport Holdings, Inc., (the "Registrant"). In connection with its resignation, LW&CO informed the Registrant that they will no longer be representing issuers subject to the reporting requirements under
Section 13 of the Securities Exchange Act of 1934, as amended.

      On March 15, 2005, the Registrant engaged Lazar Levine & Felix, LLP ("LL&F") as its successor independent audit firm subject to completion of their normal due diligence procedures. The engagement of LL&F as the Registrant's independent auditors was approved by the Registrant's board of directors on March 15, 2005. LL&F completed their due diligence procedures and accepted the engagement with effect from March 15, 2005.

      LW&CO's reports on our financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 (collectively, the "Prior Fiscal Periods") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that both audit report opinion letters stated that:

            "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no established source of revenue, has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

      During the Registrant's Prior Fiscal Periods and the subsequent interim period from January 1, 2004 through March 15, 2005, there were no disagreements with LW&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LW&CO, would have caused LW&CO to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

      The Registrant has provided LW&CO with a copy of the above disclosures in response to Item 304(a) of Regulation S-B in conjunction with the filing of this Form 8-K. The Registrant requested that LW&CO deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. LW&CO's letter is filed herewith as Exhibit 16.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

Exhibit 16     Letter of Livingston, Wachtell & Co., LLP

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: March 17, 2005
                                      AMCO Transport Holdings, Inc

                                      By: /s/ Shu Keung Chui
                                      ----------------------------
                                          Shu Keung Chui
                                          President and Chief Financial
                                          Officer

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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
16             Letter of Livingston, Wachtell & Co., LLP